EXHIBIT  4.1
SPECIMENT  STOCK  CERTIFICATE


NUMBER                                                              SHARES

BT


                          BACTROL  TECHNOLOGIES,  INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


                                                         SEE  REVERSE  FOR
                                                        CERTAIN  DEFINITIONS

                            COMMON  STOCK         CUSIP

THIS  CERTIFIES  THAT:

Is  owner  of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF

                       BACTROL  TECHNOLOGIES,  INC.

Transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its dully authorized officers.

DATED:                                COUNTERSIGNED:

                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                    NEW YORK, NY
                                                                  TRANSFER AGENT

                                      BY:


                                                              AUTHORIZED OFFICER


       SECRETARY                SEAL                    PRESIDENT



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     The following abbreviations,  when used in the  inscription on  the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - _____Custodian_____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT  TEN - as joint tenants with rights of           under Uniform Gift to Minors
          Survivorship and not as tenants
          In common


    Additional abbreviations may also be used though not in the above list.


      For Value Received, ________________ hereby sell, assign and transfer unto __________________________ PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

================================================================================
(PLEASE  PRINT  OR  TYPEWRITE  NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  _____________________


                                ________________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.


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